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                                 PAYDEN & RYGEL

                               MARKET RETURN FUND




                                   PROSPECTUS

                                NOVEMBER 28, 1995



                                     [LOGO]


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TABLE OF CONTENTS

     Prospectus Summary. . . . . . . . . . . . . . . . . . 1
     Expense Information . . . . . . . . . . . . . . . . . 4
     Investment Objective  . . . . . . . . . . . . . . . . 5
     Investment Policies and Risk Factors. . . . . . . . . 7
     Management of the Fund. . . . . . . . . . . . . . .  13
     How to Purchase Shares. . . . . . . . . . . . . . .  14
     Shareholder Services. . . . . . . . . . . . . . . .  15
     Redemption of Shares. . . . . . . . . . . . . . . .  17
     Net Asset Value . . . . . . . . . . . . . . . . . .  17
     Dividends, Distributions and Taxes. . . . . . . . .  18
     Other Information . . . . . . . . . . . . . . . . .  19



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The Payden & Rygel Investment Group (the "Group") is a professionally managed, no-load, open-end management investment company. The Group currently consists of ten distinct portfolios with separate investment objectives.


The objective of the Payden & Rygel Market Return Fund (the "Fund") is to provide a total return in excess of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). To achieve this objective, the Fund invests primarily in equity based investments, such as stock index futures contracts and equity swap contracts, as well as in fixed income securities.


The Fund is designed to provide high net worth individuals and institutions with access to the professional investment management services offered by Payden & Rygel (the "Adviser"), which serves as investment adviser to the Funds.
However, unlike most equity funds, in which much of an investor's return will typically come from long term capital gains, most income expected to be earned by the Fund will be taxable at ordinary income tax rates. Due to the tax disadvantage of ordinary income compared to long term gains, taxable investors may not deem the Fund to be as advantageous as other equity funds after consideration of tax effects. Taxable investors are advised to consult an income tax adviser prior to investing in the Fund. There can be no assurance that the Fund's investment objectives will be achieved.
This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated November 28, 1995, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 or by telephone at (213) 625-1900 or (800) 5PAYDEN (800/572-9336).

This Prospectus should be read and retained for reference to information about the Fund.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

                The date of this Prospectus is November 28, 1995.

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                               PROSPECTUS SUMMARY

THE FUND

The Fund is a non-diversified series of Payden & Rygel Investment Group, a no-load, open-end management investment company organized as a Massachusetts business trust in January, 1992. The Fund is primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with access to the professional investment management services offered by Payden & Rygel, which serves as investment adviser to the Fund.

INVESTMENT OBJECTIVES AND POLICIES


The Fund seeks to earn a total return (consisting of realized and unrealized capital appreciation and current income) in excess of the S&P 500 Index. Under normal market conditions, the Fund does not invest directly in equity securities. Instead, the Fund invests in a combination of equity-based investments, such as stock index futures contracts and equity swap contracts, and a portfolio of fixed income securities. The Adviser anticipates that under normal market conditions the Fund's investment return will be similar to that of the equity markets as a result of the Fund's equity-based investments. The Fund attempts to outperform the S&P 500 Index by successfully managing its fixed income assets. However, because of the manner in which S&P Index futures contracts are priced, the Fund will theoretically outperform the Index only if its fixed income assets earn a total return that is better than money market rates and the expenses of the Fund.



Futures index contracts, which will generally be the majority of the Fund's equity-based investments, require a small deposit called "initial margin" at the time of acquisition (the equivalent of a good faith deposit). This allows the Fund to invest the balance of its assets, initially about 95% of the Fund's net assets, in other assets. The Fund is required to maintain a segregated account with its Fund Custodian in an amount which, when added to its initial margin account, equals the aggregate amount of the Fund's futures contract liabilities. The debt securities purchased by the Fund will be deposited in the segregated account for this purpose. The Fund cannot sell these securities until the futures contracts are sold. Thus the Adviser anticipates that the Fund will be able to meet its obligations under its futures contracts regardless of movements in the equity markets.



If all fixed income assets held by the Fund were invested in short-term securities such as U.S. Treasury Bills, the return of the Fund would approximate the return of the S&P 500 Index, less Fund expenses. In order to attempt to outperform the Index, the Fund generally invests the fixed income portion of its assets in short and intermediate term securities. This strategy creates financial leverage. For each dollar of net assets the Fund's portfolio contains approximately one dollar in equity market exposure and one dollar in fixed income exposure. Consequently, the Fund is affected by price movement in both the equity and fixed income markets.


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Historically, short and intermediate term securities have outperformed money market securities over time. If this historical experience were to continue in the future, the Adviser believes that the Fund would outperform the Index. However, the market value of the fixed income securities will fluctuate in price as interest rates vary each day. It is therefore possible that the value of the Fund could fall even when the equity market is rising in value. In addition, it is possible that both the bond and equity markets could fall, causing the value of the Fund to decline by more than the decline in the equity markets.
The Adviser will actively manage the Fund's fixed income investments to attempt to minimize its risk of loss of value of such investments during periods of falling bond market prices. The success of this strategy is dependent on the ability of the Adviser to accurately predict interest rate movements. If the Adviser's forecast is inaccurate, the return on the Fund may be worse than if the Adviser had not utilized this strategy. There can be no assurance that the Fund will achieve its objective.


INVESTMENT RISKS AND CONSIDERATIONS

Investment risks and other considerations relevant to the securities in which the Fund invests are described under "Investment Objectives" and "Investment Policies and Risk Factors." Because the Fund invests a substantial portion of its assets in debt securities, the value of the fixed income portion of its portfolio will generally vary inversely with changes in interest rates, and the Fund's ability to achieve its investment objective will depend on the ability of issuers to pay their debt obligations when due. As a "non-diversified" fund for purposes of the Investment Company Act of 1940, the Fund may invest a greater percentage of its assets in the securities of one issuer than diversified funds and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds.

The acquisition of dollar-denominated debt securities issued by foreign governments and foreign companies involves investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. governmental entities and domestic companies, including differences in reporting standards; adverse changes in investment or tax regulations; political instability; possible expropriation, nationalization or confiscatory taxation; greater portfolio volatility; less liquidity; less governmental regulation of securities issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments.

The Fund invests in certain derivative instruments such as put and call options on securities and securities indexes, stock index and interest rate futures contracts, options on such futures contracts, and equity swap contracts. The Fund's use of derivatives and the purchase or sale of securities on a when-issued or delayed-delivery basis, involve certain costs and risks. These include the risk that the Adviser's forecasts of market values, interest rates and other factors are not correct; imperfect correlation between the Fund's hedging technique and the asset or liability being hedged; default by the other party to the transaction; and inability to close out options or futures positions because of the lack of a liquid market. Investment in such derivative instruments may not be successful and may reduce the returns and increase the volatility of the Fund.

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The Fund's annual portfolio turnover rate may vary substantially, which could cause its transaction costs to be higher than those of other mutual funds with less aggressive trading strategies. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be
taxed on such gains at ordinary income tax rates.   See "Dividends,
Distributions and Taxes."

INVESTMENT ADVISER

Payden & Rygel serves as Adviser to the Fund. The Adviser is an investment management firm established in 1983 and currently has over $18 billion of assets under management. The Adviser receives a monthly fee from the Fund at an annual rate of 0.28% of the Fund's average daily net assets up to $1 billion, decreasing to 0.25% of net assets in excess of $1 billion. Expenses of Class A shares of the Fund (excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed 0.60% of average daily net assets on an annualized basis. See "Management of the Funds."

In addition, the Adviser has voluntarily agreed to temporarily reduce its fees further through at least October 31, 1996. See "Expense Information."

PURCHASE OF SHARES


Class A shares of the Fund are offered through Payden & Rygel Distributors, Inc. (the "Distributor"), an affiliate of the Adviser, at the net asset value per share next determined after receipt of a proper purchase order, with no sales charge. The minimum initial investment is $5,000, and the minimum subsequent investment is $1,000. Fund shares may be exchanged for Class A or Class B shares of any other portfolio of the Group. See "How to Purchase Shares" and "Shareholder Services."


REDEMPTIONS

Shares of the Fund may be redeemed without cost at the net asset value per share of the Fund next determined after receipt of a redemption request in proper form. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes dividends from net investment income quarterly and any net realized capital gains at least annually. All dividends and distributions are paid in the form of additional shares at net asset value unless cash payment is requested. See "Dividends, Distributions and Taxes."

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FUND ADMINISTRATOR AND TRANSFER AGENT

Fund administration is conducted by Treasury Plus, Inc., a wholly owned subsidiary of the Adviser. Fund portfolio accounting and transfer agency services are provided by Investors Fiduciary Trust Company.

CUSTODIAN

The First National Bank of Chicago (the "Custodian") acts as Fund custodian. The Custodian maintains a global network of depository facilities.


                               EXPENSE INFORMATION

Class A shares of the Fund are offered to investors on a no-load basis without any sales commissions or distribution ("12b-1 plan") charges.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases              None
Sales Load Imposed on Reinvested Dividends   None
Redemption Fees                              None
Exchange Fees                                None

Maximum Annual Fund Operating Expenses (as an estimated percentage of average net assets for the fiscal year ended October 31, 1996, after reimbursement of advisory fees and other expenses)

Advisory Fees                                0.28%
Other Expenses (estimated)                   0.17%
Total Expenses                               0.45%

The Adviser has agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of such Fund, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed 0.60% of average annual net assets. In addition, the Adviser has voluntarily agreed to temporarily reduce its fees through at least October 31, 1996, so that such Fund expenses will not exceed 0.45% of average annual net assets. Each Fund will reimburse the Adviser for fees foregone or other expenses paid by it in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense cap (whichever is in effect at the time of reimbursement). The Fund will not be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund. Actual expenses of the Fund for the fiscal year ended

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October 31, 1996, before reimbursement by the Adviser, are estimated to be 1.0%
of average net assets (annualized).

The following table illustrates the expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. As noted above, the Fund does not charge redemption fees of any kind.

Expenses Per $1,000 Investment
             1 Year   3 Years

               $5       $14

The information in the previous tables is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor in Fund shares will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of the Fund's annual returns, as there can be no guarantee of the Fund's future performance.


                              INVESTMENT OBJECTIVES

The Fund seeks to earn a total return in excess of the S&P 500 Index. The S&P 500 Index is a composite of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation, which is not a sponsor of or in any way affiliated with the Fund, chooses the 500 stocks included in the Index based on market value and industry diversification. The stocks listed in the S&P 500 Index comprise approximately 75% of the total market capitalization within the publicly traded U.S. equity markets.

The Fund divides its assets between equity-based investments, such as stock index futures contracts and equity swap contracts, and a portfolio of fixed income securities. Under normal market conditions, the fixed income portion of the Fund will comprise at least 80% of its total assets. The fixed income portion of the Fund is invested in dollar-denominated debt obligations of the U.S. and foreign governments and their agencies and instrumentalities, foreign and domestic public corporations and mortgage-backed securities. Any dollar-denominated obligations of foreign issuers purchased by the Fund will be actively traded in the United States as of the purchase date. The average portfolio duration of the fixed income portion of the Fund's portfolio will be no more than five years. The duration of the fixed income portion is adjusted according to the Adviser's outlook on interest rates.


Although the Fund's return will vary principally with changes in the equity market, the Fund is not an index fund, and changes in the Fund's net asset value per share will not precisely track changes in the S&P 500 Index. Most Fund assets will be invested in fixed income securities, which fall in price when interest rates are rising. It is possible that both the equity markets and the fixed income markets may decline simultaneously, in which case the Fund could underperform equity index funds.

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All debt securities held by the Fund are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g., AAA, AA, A, or BBB by Standard & Poor's Corporation) or, if unrated, are determined to be of comparable quality by the Adviser. Securities rated BBB are considered to have adequate capacity to pay interest and repay principal, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds. If the rating of a debt security in which the Fund has made an investment falls below the investment grade level, the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it
is in the best interest of the Fund to do so.   In no event will the Fund hold
more than 5% of its net assets in obligations rated below investment grade. No such obligation will be rated below BB. Further information regarding investment ratings is in the appendix to the Statement of Additional
Information.

The Adviser believes that investment in stock index futures and equity swap contracts, when combined with a fixed income portfolio, will permit the Fund to earn a total return in excess of the S&P 500 at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. However, futures contracts are priced so that sophisticated traders should be neutral as to whether to employ a strategy of purchasing the stocks which comprise the index or purchasing the futures contracts. Accordingly, in order for the Fund to earn a total return equal to the relevant index by investing in futures contracts, the total return from the fixed income portion of its investment portfolio must recover the costs of the futures contracts, earn an amount equal to the dividend that was foregone by not investing directly in the underlying stocks, and cover the expenses of the Fund. There can be no assurance that the Fund will be successful in earning such a total return on its fixed income investments.

From time to time, the Fund may reduce its exposure to such equity-based investments and instead may purchase shares of equity mutual funds which aim to track the S&P 500 Index, S&P Depository Rights, or a portfolio of some of the individual stocks which are included in the S&P 500 Index. Such reductions will occur during periods of market volatility (when the costs of investing in stock index futures and equity swap contracts are likely to rise), when for any other reason the purchase of such securities is less expensive than the cost of other equity-based investments, or when the cash available for investment in stock index futures and equity swap contracts is not sufficient to purchase an instrument with a contract price in the desired amount. During such periods, the portion of Fund assets allocated to fixed income securities would be reduced.

Because of its investment policies, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not appropriate for those whose primary objective is stability of principal. The value of the portfolio securities of the Fund will fluctuate based upon market conditions.

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                      INVESTMENT POLICIES AND RISK FACTORS

The Fund may purchase the securities and instruments and participate in the transactions listed below. See "Investment Objectives and Policies" in the Statement of Additional Information for more detailed discussions of these matters.



FUTURES AND OPTION CONTRACTS. The Fund may enter into equity index futures contracts for the non-hedging investment purposes described above. An equity index, such as the S&P 500 Index, is a statistical measure designed to reflect specified facets of a particular financial or securities market. In addition, the Fund may enter into interest rate futures contracts for the purpose of hedging against the interest rate risk associated with the fixed income portion of its portfolio, in order to establish more definitively the effective return on the fixed income securities held or intended to be acquired by the Fund.

An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An interest rate futures contract provides for the delivery by one party and the purchase by another party of a specified quantity of a financial instrument at a specified future date and price. Although the value of a futures contract may be a function of the value of certain specified securities, no physical delivery of these securities is made. Such futures contracts are derivative instruments which may be traded on U.S. exchanges or with broker-dealers which maintain futures markets. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of its futures broker a specified amount of cash or securities. This amount is known as "initial margin", and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to market".

The Fund may also purchase covered and uncovered put and call options on securities and securities indexes, write covered put and call options on securities and securities indexes, and purchase and write put and call options on futures contracts. Such options are derivative securities which may be traded on U.S. exchanges or with broker-dealers which maintain markets for options. The Fund may also employ combinations of put and call options, including without limitation straddles, spreads, collars and strangles.

Transactions in options, futures contracts and options on futures contracts involve a variety of risks, including the inability to close out a position because of the lack of a liquid market, default by the other party to the contract and, in the case of futures transactions, lack of correlation between price movements in the derivative instruments and the equity markets or the portfolio assets being hedged. In addition, the potential loss incurred by the Fund in engaging in futures transactions and writing options on future contracts is unlimited. No

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more than 5% of the value of the Fund's total assets will be committed to initial margin deposits on futures contracts and premiums on option contracts. The Fund covers its obligations with respect to such futures contracts and options by maintaining assets sufficient (together with its margin deposits) to meet such obligations; depending on the nature of the contract or option, this cover is in the form of liquid assets, put or call options on the underlying instruments which are the subject of the contract or option, or a long or short position in the contract which is the subject of an option. Options and futures transactions can be highly volatile and could result in reduction of a Fund's total return, and the Fund's attempt to use such instruments for hedging purposes may not be successful. The aggregate market value of the Fund's portfolio securities covering put and call options on securities written by the Fund will not exceed 50% of the value of its net assets.

EQUITY SWAP CONTRACTS. The Fund may enter into equity swap transactions. An equity swap is a derivative instrument which involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. The Fund will typically pay a floating rate of interest, such as the three-month London Interbank Offered Rate, and receive the total return (price change plus dividends) of a specified equity index (such as the S&P 500 Index). If the total return on the equity index is negative for the contract period, the Fund will pay its counterparty the amount of the loss in the value of the notional amount plus interest at the floating rate. From time to time, the Fund may wish to cancel an equity swap contract in order to reduce its equity exposure. Although the swap contract may be sold back to the Fund's counterparty, it may be more advantageous to enter into a swap contract in which the Fund would reduce its equity exposure by agreeing to receive a floating rate of interest and pay the change in the index. This is sometimes called a "reverse equity swap contract" and would only be entered into to reduce equity exposure. The Fund will not use reverse swap contracts to short the equity market.

The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Group's Custodian. If the Fund enters into a swap on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.

The Fund does not enter into any swap transaction unless the unsecured senior debt or the claims paying ability of the other party to the transaction (typically a bank, investment banking firm or broker-dealer) is rated at least A by Standard & Poor's Corporation or Moody's Investor Services, Inc. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or

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receive.  However, the staff of the Securities and Exchange Commission considers equity and reverse equity swap contracts to be illiquid securities.
Consequently, while the staff maintains this position, the Fund will not enter into an equity swap transaction at any time that the aggregate amount of its net obligations under such transactions, together with the value of all other illiquid securities the Fund owns, exceeds 15% of its net assets.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser's forecast of market values, interest rates, and other applicable factors is incorrect, the investment performance of the Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Adviser's forecasts are correct, the Fund's swap position may correlate imperfectly with the markets or the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, the Fund might incur a loss.

OTHER EQUITY INVESTMENTS. The Fund may purchase S&P Depository Rights ("SPDRs"), shares of equity index funds, or individual equity securities. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the prices of SPDRs track the movement of the Index relatively closely. Equity index mutual funds, which own the stocks included in the S&P 500 Index, are intended to closely track the Index; although such funds generally have substantial assets and low operating expenses, investment in such a fund by the Fund will involve a duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the fund. The Fund may also purchase some of the individual equity securities which comprise the largest components of the S&P 500 Index. The Fund does not anticipate investing more than 50% of its net assets in equity index mutual funds. The Fund does not intend to invest in warrants.

U.S. GOVERNMENT AND AGENCY OBLIGATIONS. The Fund may invest in obligations issued by the U.S. Treasury and in securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These securities include Treasury bills, which mature in one year or less, Treasury notes and bonds that mature in 2 to 30 years from the date of issue, and agency issues, which may have maturities from one day to 40 years.

CORPORATE DEBT SECURITIES. The Fund may invest in U.S. dollar denominated corporate bonds, debentures, notes and other similar debt instruments of domestic and foreign corporations which, at the time of purchase, are rated investment grade by at least one of the established rating agencies or, if unrated, are determined to be of comparable quality by the Adviser. Such obligations may have interest rates which are fixed, variable or floating. The Fund may also purchase long-term debt obligations that have been coupled with an option allowing the Fund at specified intervals to tender (or "put") such debt obligations to the issuer and receive an agreed upon amount, usually face value plus accrued interest.

MORTGAGE BACKED SECURITIES. The Fund may invest in obligations issued to provide financing for U.S. residential housing mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments as well as prepayments of principal. Investing in such obligations involves special risks as a result of prepayments (which may require the Fund to reinvest the proceeds at a lower rate), the illiquidity of certain of such securities and the possible default by insurers or guarantors.

ASSET BACKED RECEIVABLES. The Fund may invest in asset backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Asset backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.
In addition, certain asset-backed securities, such as credit card receivable securities, are backed by obligations that are not secured by interests in personal or real property.

MONEY MARKET OBLIGATIONS. The Fund may invest in U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations will be required to be high quality, meaning that the security will be rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, will be judged to be of equivalent quality by the Adviser.

MONEY MARKET FUNDS. To maintain liquidity, the Fund may invest in unaffiliated money market funds. No money market fund investment by the Fund will be in excess of 3% of the total assets of the money market fund. The Fund does not anticipate investing more than 15% of its net assets in money market funds. An investment in a money market mutual fund by the Fund will involve a duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by such money market fund.

FOREIGN GOVERNMENT OBLIGATIONS. The Fund may invest in foreign government or supranational obligations rated at least AA at the time of purchase by at least one of the established rating agencies or, if unrated, determined to be of comparable quality by the Adviser. Principal and interest will be payable in U.S. dollars.

DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value of the securities may change prior to delivery.

REPURCHASE AGREEMENTS. For the purpose of maintaining liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers(primary government dealers as designated by the Federal Reserve Bank). In the event of a bankruptcy or default of any such dealer, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

CERTAIN RISKS OF INVESTING IN DEBT OBLIGATIONS. Yields on short, intermediate, and long-term debt obligations depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt obligations usually vary depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

As the Adviser may from time to time invest a large percentage of the Fund's assets in securities of one or more issuers, the Fund is classified as a "non-diversified" investment company. Accordingly, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company might be. However, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

FOREIGN INVESTMENT RISKS. Investing in the dollar-denominated securities of any foreign issuer involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; different disclosure laws, which may result in less publicly available information about foreign issuers than U.S. issuers; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability. Additionally, foreign securities and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to U.S. custodial arrangements.

Investing in the debt obligations of supranational organizations involves additional risks and considerations. Such organizations' debt obligations are generally not guaranteed by their member governments, and payment depends on the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

OTHER INVESTMENT POLICIES

The investment program and policies for the Fund are subject to further restrictions and risks which are described in the Statement of Additional Information. The Fund's investment objective is fundamental and, therefore, may not be changed without obtaining shareholder approval. Other investment policies and practices may be changed without shareholder approval unless otherwise specified as fundamental policies.

FUNDAMENTAL INVESTMENT POLICIES. As a matter of fundamental policy, the Fund will not (1) purchase a security of any issuer if, as a result, more than 10% of the outstanding voting securities of the issuer would be held by the Fund; (2) borrow money except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 30% of its total assets valued at market (for this purpose, equity and reverse equity swap transactions and delayed delivery transactions covered by segregated accounts as described above are not considered to be borrowings.); or (3) in any manner transfer as collateral for indebtedness any security of the Fund except in connection with permissible borrowings.

OTHER INVESTMENT POLICIES.  As a matter of operating policy, the Fund will not
(1) purchase a security of any one issuer if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable; or (2) purchase additional securities when borrowings exceed 5% of the Fund's total assets; or (3) purchase any security which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations,
(b) wholly owned finance companies will be considered to be in the industries of their parents, and (c) utilities will be divided according to their services. (For example, gas, gas transmission, electric and telephone will each be considered a separate industry.) Each foreign government and supranational organization is considered to be an industry.

PORTFOLIO TURNOVER. Securities may be sold without regard to the length of time held. The portfolio turnover of the Fund may be higher than that of other mutual funds with less aggressive trading strategies, which would, in turn, increase the Fund's transaction costs. The

Fund cannot accurately predict its annual portfolio turnover rate; however, although it could vary substantially, it will generally not exceed 200% during any year. A high portfolio turnover rate for debt securities should not result in the Fund paying more brokerage commissions, since most transactions in debt securities are effected with dealers on a principal basis; such securities, however, are subject to a mark-up by the dealers. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates.


                             MANAGEMENT OF THE FUND

The business of the Group is managed under the direction of its Board of Trustees, which establishes the Group's policies and supervises and reviews the management of the Fund. Information about the Trustees and the Group's executive officers may be found in the Statement of Additional Information.

INVESTMENT ADVISER

Payden & Rygel serves as investment adviser to the Fund pursuant to an investment management contract with the Group. The Adviser is an investment counseling firm founded in 1983 and currently has over $18 billion of assets under management. Payden & Rygel's address is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. It is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the Commodity Futures Trading Commission.

The Adviser manages the investment and reinvestment of the assets of the Fund and reviews, supervises and administers all investments. All investment decisions for the Fund are made by an investment committee of five investment professionals. In making such decisions, the committee primarily uses a fundamental analysis approach, supported by extensive quantitative analysis. The Adviser is also responsible for placing orders for the purchase and sale of investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" in the Statement of Additional Information.

The Adviser receives a monthly fee from the Fund at an annual rate based on .28% for the first $1 billion of the Fund's average daily net assets and .25% of the Fund's net assets above $1 billion.

ADMINISTRATOR AND TRANSFER AGENT

Treasury Plus, Incorporated, a wholly owned subsidiary of the Adviser located at the same address, serves as the Administrator to the Fund pursuant to a management and administration contract with the Group. The Administrator provides administrative services to the Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to the Fund by other persons. Investors Fiduciary Trust Company, a Missouri trust company located at 127 West 10th Street, Kansas

City, Missouri, 64105, provides accounting, dividend disbursing and transfer agency services to the Fund pursuant to fund accounting and transfer agency contracts with the Group.

For providing administrative services to the Group, the Administrator receives a monthly fee at the annual rate of 0.06% of the daily net assets of the Group. Investors Fiduciary Trust Company receives fees for fund accounting services and dividend disbursing and transfer agency services. Certain out-of-pocket expenses are also reimbursed at actual cost.

DISTRIBUTOR

Shares of the Fund are distributed through Payden & Rygel Distributors, Inc., a wholly owned subsidiary of Payden & Rygel located at the same address. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers.


                             HOW TO PURCHASE SHARES


Shares of the Fund may be purchased at net asset value without a sales charge. The minimum initial investment is $5,000, and the minimum subsequent investment is $1,000. The minimum investment may be waived from time to time by the Group. An account may be opened by calling the Distributor at (213) 625-1900 and asking for a Fund Representative. The Representative will answer any questions and provide a Fund Prospectus.




INITIAL INVESTMENT



BY CHECK
_    Complete Application
_    Make check payable to the Fund and mail with application to:
     Payden & Rygel Investment Group
     333 South Grand Avenue, 32nd Floor
     Los Angeles, CA  90071



BY FEDERAL FUNDS WIRE
-    Complete application and mail to:
     Payden & Rygel Investment Group
     333 South Grand Avenue, 32nd Floor
     Los Angeles, CA  90071




-    FOR MARKET RETURN FUND
     Wire funds to The First National Bank of Chicago
     ABA 071-000013
     For credit to Investor Securities Services No. 4811-5200
     For further credit to
     Payden & Rygel Market Return Fund

     Account Number 10-122776-000

Note: Shares cannot be purchased until a properly completed application is received by the Group.

Shares of the Fund are purchased at the net asset value per share next determined after receipt by the Distributor of an order to purchase shares in proper form. Purchase orders will be accepted only on days on which the Fund and the Custodian are open for business, as defined below.

The Fund is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ADDITIONAL INVESTMENTS


Additional investments may be made at any time (minimum investment $1,000) at net asset value by check or by calling the Distributor and wiring Federal funds to the Custodian as described above.


OTHER PURCHASE INFORMATION


Purchases of shares will be made in full and fractional shares. Certificates for shares will not be issued. The Fund reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the client application proves to be incorrect in any material manner.



                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

The Group currently consists of ten investment portfolios with varying investment objectives and policies, and other investment portfolios may be created by the Board of Trustees in the future. If a shareholder's investment objective or outlook for the securities markets changes, Fund shares may be exchanged for Class A or Class B shares of any of the other investment portfolios of the Group which are eligible for sale to the shareholder by the Distributor. Exchanges are made on the basis of the net asset values of the portfolios involved.

Because an exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Information regarding the possible tax consequences of an exchange is included in the "Dividends, Distributions and Taxes" section of this Prospectus and in the Statement of Additional Information.

Before making an exchange into another investment portfolio, a shareholder should obtain and review a current prospectus of the investment portfolio into which the shareholder wishes to transfer. When exchanging shares into another investment portfolio, shareholders should be aware that, among other significant differences, the portfolios may have different dividend payment dates, minimum initial investments and minimum additional investments. Exchanges will be effected upon receipt of written instructions signed by all account owners. In addition, shareholders who complete the telephone privilege authorization portion of the Account Registration Form may effect exchanges from the Fund into or an identically registered account in one of the other available portfolios by a telephone call to the Distributor at (213) 625-1900.

The Exchange Privilege may be modified or discontinued by the Group at any time upon 60 days' notice to shareholders. The Group also reserves the right to limit the number of exchanges a shareholder may make in any year to avoid excessive Fund expenses. The Exchange Privilege is only available in states where the exchange may be legally made.

TELEPHONE PRIVILEGE

Shareholders may exchange or redeem shares by telephone if they have elected the telephone privilege authorization portion of the Account Registration Form. During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange and redemption procedures discussed in this Prospectus.

Shareholders should realize that, by electing the telephone privilege, they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone, telegraph or wire communication are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Group include requiring personal identification by account number and social security or tax identification number, tape recording telephone instructions and providing written confirmation of transactions. The Group reserves the right to refuse a telephone, telegraph or wire communication exchange or redemption request if it believes, for example, that the person making the request is neither the record owner of the shares being exchanged or redeemed nor otherwise authorized by the investor to request the exchange or redemption. Shareholders will be promptly notified of any refused request for a telephone, telegraph, or wire communication exchange or redemption. Neither the Group nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder with respect to the telephone, telegraph or wire communication privilege.

                              REDEMPTION OF SHARES

Fund shares will be redeemed at the net asset value next determined following receipt of the request in proper form. Redemptions may be made in writing, by calling the Distributor at (213) 625-1900, by telegraph or by other wire communication. No charge is made for redemptions. Shares redeemed may be worth more or less than the purchase price of the shares, depending on the market value of the investment securities held by the Fund at the time of redemption.

Redemption requests in writing or by telegraph or other wire communications should be directed to the Group at 333 South Grand Avenue, 32nd Floor, Attn.:
Fund Distributor, Los Angeles, California 90071. If the proceeds of a written request are to be paid to a person other than the record owner of the shares, or are to be sent to an address other than the address of record, the signature on the request must be guaranteed by a commercial bank, a trust company or another eligible guarantor institution. A signature guarantee may be rejected if it is believed to be not genuine or if there is any reason to believe that the transaction is improper. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. See "Shareholder Services -- Telephone Privilege."


Payment of the redemption price will ordinarily be wired to the shareholder's bank or mailed to the shareholder's address of record one business day after receipt of the request. The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.



                                 NET ASSET VALUE

The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York
Time) by dividing the difference between the value of the assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

Portfolio securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market value. Fixed income securities (other than obligations with remaining maturities of 60 days or less) are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities the prices of which are more readily obtainable and the durations of
which are comparable to the securities being valued.   The Board of Trustees has
determined that debt securities with remaining maturities of 60 days or less will be valued on an amortized cost basis unless the Adviser determines that such basis does not represent fair value at the time.

The Fund invests in securities that are traded in certain markets on days or at times the Fund is not open for business. Accordingly, the Fund's net asset value may be significantly affected on days or at times when investors cannot purchase or redeem shares.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends are generally declared and distributed to shareholders monthly. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once a year. Dividend and capital gain distributions of the Fund will be paid in the form of additional shares of the Fund at the net asset value on the ex-dividend date unless the shareholder elects to have them paid in cash by completing an appropriate request form.

The Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income tax on its investment company taxable income (which includes taxable interest and net short-term capital gains in excess of any net long-term capital losses) and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and unexpired capital loss carryovers), if any, that it distributes to shareholders, provided it distributes each taxable year at least 90% of its investment company taxable income, including its net interest income excludable from gross income under section 103(a) of the Code. The Fund intends to distribute to its shareholders, at least annually, substantially all such amounts.

Unlike most equity funds in which much of an investor's return will typically come from long term capital gains, most income expected to be earned by the Fund will be short term income, taxable at ordinary income tax rates. The Fund does not expect to earn any significant amount of long term capital gains. Due to the tax disadvantage of short term income over long term gains, taxable investors may not deem the Fund to be as advantageous as other equity funds after consideration of tax effects. Taxable investors are advised to consult an income tax adviser prior to investing in the Fund.

Any dividends or distributions paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of the dividends or capital gains distributions which are expected to be or have been announced.

Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. For further discussion of these matters, please see the Statement of Additional Information.

                                OTHER INFORMATION

CAPITALIZATION

The Group was organized as a Massachusetts business trust on January 22, 1992. Its Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Group, and to classify or reclassify any unissued shares into one or more series or classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nine series of shares, which are sold through separate prospectuses. The Board of Trustees may establish additional series or classes of shares in the future.

VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which they may be entitled to vote by law or the provisions of the Declaration of Trust. Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees of the Group determines that a matter to be voted on affects only the interest of a particular series or class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the shares of the Group may elect all of the Trustees. The Group is not required to hold regular annual meetings of shareholders and does not intend to do so except when required by law. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Group may remove a person serving as Trustee at a shareholder meeting called by written request of the holders of not less than 10% of the outstanding shares of any series.

PERFORMANCE INFORMATION

The Group may, from time to time, include the yield and total return for shares in advertisements or reports to shareholders or prospective investors. Quotations of yield will be based on annualizing the net investment income per share during a particular 30-day (or one month) period. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over specified periods.

Any performance information, whether related to the Fund or to the Adviser, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of its portfolio and the market conditions during the time period indicated and should not be considered to be representative of future results. For a description of the methods used to determine yield and total return for the Fund, please see the Statement of Additional Information.

OFFERING

No dealer, sales representative or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations may not be relied upon as having been authorized by the Group or the Distributor. This Prospectus does not constitute an offer by the Group or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

INVESTMENT ADVISER
     Payden & Rygel
     333 South Grand Avenue, 32nd Floor
     Los Angeles, California 90071



DISTRIBUTOR
     Payden & Rygel Distributors
     333 South Grand Avenue, 32nd Floor
     Los Angeles, California 90071




ADMINISTRATOR
     Treasury Plus, Incorporated
     3200 North Central Avenue, Suite 620
     Phoenix, AZ  85012




CUSTODIAN
     The First National Bank of Chicago
     One First National Plaza
     Chicago, Illinois  60670



TRANSFER AGENT
     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri  64105



AUDITORS
     Deloitte & Touche LLP
     1700 Courthouse Plaza Northeast
     Dayton, Ohio  45402



COUNSEL
     Paul, Hastings, Janofsky and Walker
     555 South Flower Street
     Los Angeles, California  90071


                              November 28, 1995

                         PAYDEN & RYGEL INVESTMENT GROUP


                        PAYDEN & RYGEL MARKET RETURN FUND



                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 28, 1995



The Payden & Rygel Market Return Fund (the "Fund") is a series of the Payden & Rygel Investment Group (the "Group"), a no-load, open-end management investment company.



This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectus for the Fund dated November 28, 1995, which is incorporated herein by reference. A copy of the Prospectus may be obtained free of charge from the Group at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 (telephone 213/625-1900 or 800/572-9336).


                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES ......................  2

FUNDAMENTAL AND OPERATING POLICIES ...................... 19

PORTFOLIO TRANSACTIONS .................................. 22

VALUATION OF PORTFOLIO SECURITIES........................ 23

FUND PERFORMANCE ........................................ 24

TAXATION ................................................ 25

MANAGEMENT OF THE GROUP.................................. 30

PURCHASES AND REDEMPTIONS................................ 35

OTHER INFORMATION........................................ 35

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS .......... 39

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

FIXED INCOME SECURITIES

Securities in which the Fund may invest include but are not limited to those described below.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, the bank is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of Payden & Rygel, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CORPORATE DEBT SECURITIES

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus.

The Adviser will undertake several measures in seeking to preserve investors' principal:


     - First, the debt securities in which the Fund invests will be considered "investment-grade"(e.g., rated AAA, AA, A or BBB by Standard & Poor's Corporation) at the time of purchase by at least one of the established rating agencies, or if not rated, will be determined to be of comparable quality by the Adviser.


     - Second, the Adviser will actively manage the maturity of the Fund's portfolio in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser will attempt to lengthen the portfolio's maturity to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, the Fund will seek to shorten its portfolio's maturities to protect against the expected capital depreciation.

     - Finally, the Adviser may use interest rate and bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Fund's exposure to interest rate changes. These investment techniques involve certain risks described below.

There is, of course, no guarantee these investment strategies will accomplish the Fund's objectives. A description of the rating standards used by Standard & Poor's Corporation, Moody's Investor Services, Inc., and Fitch Investor Services is set forth in Appendix A to this Statement of Additional Information. Ratings represent only the opinions of such organizations of the quality of the securities which they undertake to rate, are general and are not absolute standards of quality.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United State Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.
FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/services and poolers the Adviser determines that the securities meet the Funds' quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

ASSET BACKED RECEIVABLES


The Fund may purchase asset-backed securities including, but not limited to, Certificates for Automobile Receivables-SM- ("CARS-SM-") and credit card receivable securities. CARS-SM- represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARS-SM- are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARS-SM-, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities.


FOREIGN GOVERNMENT OBLIGATIONS

Foreign government obligations are debt securities issued or guaranteed by a supranational organization or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund will invest in foreign government obligations rated in one of the two highest rating categories by an established rating agency (e.g., rated AAA or AA by Standard & Poor's Corporation). These obligations will be denominated in U.S. dollars.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

The Fund may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

The Fund will limit its purchase of securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

OBLIGATIONS WITH PUTS ATTACHED

The Fund may purchase long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund's option a specific security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

REPURCHASE AGREEMENTS

For the purpose of maintaining liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by the Fund. In the event of a bankruptcy or default of any registered dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral declines during this period.

DELAYED DELIVERY TRANSACTIONS

When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund will not invest more than 25% of its total assets in when-issued and delayed delivery transactions.



ILLIQUID SECURITIES

The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in the Fund's portfolio, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.
In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

OPTIONS AND FUTURES CONTRACTS

The Fund may purchase and sell ("write") both put options and call options on securities and securities indices, enter into interest rate and index futures contracts, and purchase and sell futures contracts and options on such futures contracts ("futures options"). If other types of broad market options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided the Board of Trustees determines that their use is consistent with the Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Fund.

OPTIONS ON SECURITIES OR INDICES

The Fund may purchase and write options on securities and indices. An index is a statistical measure designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators such as the Lehman Brothers Government/Corporate Index.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the underlying index) at a specified exercise price at any time during the term of the option (in the case of "American Style" options) or at the expiration of the option (in the case of "European Style" options). The writer of a call or put option on a security is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security, as the case may be. The writer of an option on an index is obligated upon exercise of the option to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option.

The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account with the Fund's Custodian) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if the Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written, and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian. A put option on a security or an index is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written, and the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., of the type, traded on the same exchange, with respect to the same underlying security or index, and with the same exercise price and expiration date). The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain; if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDICES

Several risks are associated with transactions in options on securities and indices. For example, significant differences between the securities and options markets could result in an imperfect correlation between those markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation to handle current trading volume; or (vi) a decision by an exchange to discontinue the trading of options or a particular class or series of options (in which event the secondary market on that exchange or in that class or series of options could cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms). If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

COMBINATIONS OF OPTIONS

As indicated in the Prospectus, the Fund may employ certain combinations of put and call options. A "straddle" involves the purchase of a put and call option on the same security with the same exercise prices and expiration dates. A "strangle" involves the purchase of a put option and a call option on the same security with the same expiration dates but different exercise prices. A "collar" involves the purchase of a put option and the sale of a call option on the same security with the same expiration dates but different exercise prices. A "spread" involves the sale of a put option and the purchase of a call option on the same security with the same or different expiration dates and different exercise prices.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may use interest rate or index futures contracts, as specified in the Prospectus. An interest rate contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A public market exists in futures contracts covering several indices as well as a number of financial instruments and foreign currencies, including U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the S&P 500 Index, S&P 400 Index and the Russell 2000 Index. Other futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The Fund may also purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

In addition to the use of equity futures contracts, the Fund may use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's fixed-income securities or the price of the fixed-income securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost by using futures contracts and futures options.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or futures commission merchant, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the futures commission merchant of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS

The Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the net amount of its obligations under the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its Custodian (and mark to market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the net amount of its obligations under the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") for exemption from the definition of a "commodity pool," the Fund is limited in its futures trading activities to: (1) positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and (2) other positions for the establishment of which the aggregate initial margin and premiums (less the amount by which such options are "in-the-money") do not exceed 5% of the Fund's net assets (after taking into account unrealized gains and unrealized losses on any contracts it has entered into).

The requirements for qualification as a regulated investment company also may limit the extent to which the Funds may enter into futures, futures options or forward contracts. See "Taxation."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

There are several risks associated with the use of futures on equity indexes and the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in a futures contract or option and in the equity market or fixed income securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to purchase futures contracts or options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, in which event the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

DEALER OPTIONS

The Funds may engage in transactions involving dealer options on securities or indices as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers which will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the Securities and Exchange Commission has taken the position that many purchased dealer options and the assets used to secure written dealer options are illiquid securities. The Fund may treat the cover used for these written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat certain dealer options as subject to the Funds' limitation on illiquid securities. If the Securities and Exchange Commission changes its position on the liquidity of dealer options on securities, currencies or indices, the Funds will change their treatment of such instruments accordingly.

BORROWING

The Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Investment Company Act of 1940 (the "1940 Act") requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

RISKS OF FOREIGN INVESTING

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

POLITICAL AND ECONOMIC FACTORS

Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

MARKET CHARACTERISTICS


The Trust expects that most foreign securities in which the Fund invests will be actively traded in the United States at the time they are purchased. However, on occasion they may be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States.
While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.


Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.

The value of the Fund's portfolio positions may also be adversely impacted by delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

LEGAL AND REGULATORY MATTERS

Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

TAXES

The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund. The Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.

COSTS

The expense ratios of the Fund (before reimbursement by the Adviser pursuant to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee") is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

THE CALCULATION OF DURATION

One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security's cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes each cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the time to maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the time to maturity. Thus a 30-year zero coupon bond has a duration of 30 years.

If the duration of the security is divided by the sum of one plus its yield, the resultant number is called the modified duration of the security. Modified duration is important to portfolio managers as it is used to determine the sensitivity of the security to changes in interest rates. For small changes in yield, the price of a security, as a percentage of its initial price, will move inversely to the yield change by an amount equal to the modified duration times the yield change. The market price of a security with a modified duration of ten years will change twice as much as a security with a with a five year duration.

Modified duration is a much better indicator of price volatility than time to maturity. For example, the times to maturity for a 30 year bond and a 30 year zero coupon security are both 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the zero coupon bond will experience a percentage price change roughly three times greater than the 30 year bond. The impact on a portfolio is so vastly different that average maturity is no longer used as a portfolio management tool, but has been replaced by duration.


                       FUNDAMENTAL AND OPERATING POLICIES

The Fund has adopted the investment restrictions described below. Fundamental policies of the Fund may not be changed without the approval of the lesser of
(1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by the Board of Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES

As a matter of fundamental policy, the Fund may not:

(1) BORROWING. Borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements, equity and reverse equity swap transactions and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). As an operating policy, the Fund will not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions).

(2) COMMODITIES. Purchase or sell commodities or commodity contracts, except that the Fund may enter into equity and financial futures contracts and options on such futures contracts.

(3) LOANS. Make loans, except that the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) acquire bonds, debentures, notes and other debt securities.

(4) MARGIN. Purchase securities on margin, except that the Fund may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) make margin deposits in connection with futures contracts and options on futures contracts.


(5) MORTGAGING. Mortgage, pledge, hypothecate or in any manner transfer any security owned by a Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund's total assets valued at market at the time of the borrowing. This restriction shall not prohibit the Fund from engaging in options, futures and foreign currency transactions.


(6) ASSETS INVESTED IN ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. Purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES.  Effect short sales of securities.


(10) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.



(11) SENIOR SECURITIES. Issue senior securities, except that the Fund may borrow money as permitted by restriction (1) above. This restriction shall not prohibit the Fund from engaging in options, futures, and foreign currency transactions.



(12) CONCENTRATION. Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction shall not prohibit the Fund from investing in securities of the U.S. Government or its agencies or instrumentalities, or engaging in options, futures, swaps and foreign currency transactions.


OPERATING POLICIES

As a matter of operating policy, the Fund may not:

(1) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. Purchase a security if, as a result of such purchase, more than 15% of the value of the Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid.

(3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

(5) OPTIONS. Invest in puts, calls, or any combination thereof, except that the Fund may invest in or commit its assets to purchasing and selling call and put options to the extent permitted by the Prospectus and Statement of Additional Information.

(6) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if any officers and Trustees of the Group and of the Adviser who own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(7) UNSEASONED ISSUERS. Purchase a security (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer will include the period of operation of any predecessor or unconditional guarantor of such security).

STATE UNDERTAKINGS

In order to permit the sale of shares of the Fund in certain states, the Board of Trustees may adopt restrictions on investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interests of the Fund or its shareholders, the Trustees may revoke such policy and the Trust may cease offering shares of the Fund in the state involved. Moreover, if the state involved no longer requires any such restrictive policy, the Trustees may revoke it.


The Group has undertaken to the Ohio Department of Commerce that (i) the Fund will not invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including without limitation securities issued pursuant to rule 144A under the Securities Act of 1933), and (ii) the Fund will not invest any assets in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.



The Group has undertaken to the Arkansas Securities Department that (i) as a matter of operating policy, the Fund will not invest more than 10% of its total assets in the securities of issuers which it is restricted from selling to the public without registration, other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, and (ii) except for hedging purposes, the Fund will invest no more than 5% of its total assets in premiums on securities options, including without limitation puts, calls, straddles, spreads and any combination thereof.



                             PORTFOLIO TRANSACTIONS

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

The Adviser places all orders for the purchase and sale of portfolio securities, options on securities and futures contracts and options on futures contracts for the Fund and buys and sells such securities, futures and options for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser seeks the best execution available. In seeking the most favorable execution, the Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Some securities considered for investment by the Fund's portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

The Adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws (see "Taxation"). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Swap transactions do not affect the calculation of portfolio turnover.

The Board of Trustees will periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.


                        VALUATION OF PORTFOLIO SECURITIES

Debt securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Such techniques take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and options contracts will be valued using the closing price from the exchange on which they are traded. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Generally, trading in U.S. corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of any such securities held by the Fund are determined as of such times for the purpose of computing the Fund's net asset value. If an extraordinary event that is expected to affect the value of a portfolio security materially occurs after the close of an exchange on which that security is traded, then the security will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


                                FUND PERFORMANCE

The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Performance information for the Fund may be compared to various unmanaged indices (such as the S&P 500 Index) or indices prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies or investment advisers. Comparisons may also be made to indices or data in publications such as The Bond Buyer, Forbes, Barron's, The Wall Street Journal, The New York Times, and Business Week. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses. Payden & Rygel may also report to shareholders or to the public in advertisements concerning the performance of Payden & Rygel as adviser to clients other than the Fund, and on the comparative performance or standing of Payden & Rygel in relation to other money managers. Such comparative information may be compiled or provided by independent rating services or other organizations.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to shares of the Fund reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.


                                    TAXATION


The Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to its business of investing in stocks or securities (the "Short-Short Test"); (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.


The ability of the Fund to satisfy the requirements of the Qualifying Income Test, the Short-Short Test and the Diversification Test may depend on the manner in which the Fund's swap transactions are classified, the characterization of the income derived from such transactions, and the identity of the issuers of the swap agreements. While the Fund believes that its gross income (including any income from swap transactions) and assets (including any swap agreements) should satisfy these Tests, no definitive guidance currently exists with respect to the treatment under the Code of swap transactions by regulated investment companies. Development of such guidance in the future by the Internal Revenue Service could require changes in the operations of the Fund. In addition, if for any reason the Fund were not to qualify as a regulated investment company, it would become taxable on its income, which would adversely impact its total return to shareholders.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior seven years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually.
In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on October 31 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by the Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

OPTIONS, FUTURES AND FORWARD TRANSACTIONS

Many of the futures contracts, options on futures contracts and forward contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Certain transactions in futures, options, and forward contracts undertaken by the Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The 30% limit on gains from the disposition of certain futures, options and forward contracts held less than three months and the qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

SALES OF SHARES

Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

The Trustees and officers of the Group are as set forth below. Unless otherwise indicated, the address of all persons below is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.

BOARD OF TRUSTEES:




                                         POSITION WITH               PRINCIPAL OCCUPATION
   NAME                                  THE GROUP                   DURING PAST FIVE YEARS
   ----                                  ---------                   ----------------------
*  Joan A. Payden                        Chairman of the Board,      President, Payden & Rygel
                                         President, Trustee

*  Lynda L. Faber                        Trustee                     Senior Vice President, Payden &
                                                                     Rygel

*  John Paul Isaacson                    Trustee                     Executive Vice President,
                                                                     Payden & Rygel

*  Christopher N. Orndorff               Trustee                     Vice President, Payden & Rygel
                                                                     (since 1990)

   J. Clayburn La Force                  Trustee                     Dean Emeritus, The John E.
   P.O. Box 1009                                                     Anderson Graduate School of
   Pauma Valley, CA  92061                                           Management at University of
                                                                     California, Los Angeles;
                                                                     Director, The Timken Company
                                                                     (since February, 1994); Trustee
                                                                     for PIC Institutional Growth
                                                                     Portfolio, PIC Institutional
                                                                     Balanced Portfolio and PIC
                                                                     Small Capital Portfolio (since
                                                                     June, 1992)

   Thomas McKernon, Jr.                  Trustee                     President and Chief Executive
   2601 South Figueroa Street                                        Officer, Automobile Club of
   Los Angeles, CA  90007                                            Southern California


                                                                 30


   Dennis C. Poulsen                     Trustee                     President and Chief Executive
   3900 South Workman                                                Officer, Rose Hills Company
   Mill Road
   Whittier, CA  90601

   Stender E. Sweeney                    Trustee                     Private investor since 1994;
   Times Mirror Square                                               previously Vice President,
   Fifth Floor                                                       Finance, Times Mirror Company
   Los Angeles, CA  90053

   W.D. Hilton, Jr.                      Trustee                     Managing Trustee, NGC
   310 East Interstate 30, Suite 285                                 Settlement Trust; previously
   Garland, TX  75043                                                Chief Financial Officer, Texas
                                                                     Association of School Boards
                                                                     and Board Member, First
                                                                     Greenville National Bank


* An "interested person" of the Group, as defined in the 1940 Act.

Trustees other than those affiliated with the Adviser receive an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended and reimbursement of related expenses. The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended October 31, 1994, to the Trustees who are not affiliated with the Adviser and the aggregate compensation paid to such Trustees for services on the Trust's Board and that of all other funds in the "trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):






                                              PENSION OR
                                               RETIREMENT   ESTIMATED          TOTAL
                              AGGREGATE         BENEFITS     ANNUAL        COMPENSATION
                            COMPENSATION       ACCRUED AS   BENEFITS      FROM TRUST AND
                               FROM          PART OF TRUST    UPON         TRUST COMPLEX
NAME                           TRUST            EXPENSES    RETIREMENT    PAID TO TRUSTEE
----                           -----            --------    ----------    ---------------
Dennis Poulsen                $12,000             None        N/A          $12,000 (7*)
James Clayburn La Force       $12,000             None        N/A          $12,000 (7*)
Stender Sweeney               $11,000             None        N/A          $11,000 (7*)
W.D. Hilton                   $ 9,000             None        N/A          $ 9,000 (7*)
Thomas V. McKernon, Jr.       $12,000             None        N/A          $12,000 (7*)




* Indicates total number of funds in "trust complex", all of which are series of the Trust.

OFFICERS:




                            POSITION WITH            PRINCIPAL OCCUPATIONS
NAME                        THE GROUP                DURING PAST FIVE YEARS
----                        ---------                ----------------------
Lynn M. Bowker              Vice President,          Vice President & Treasurer,
                            Treasurer                Payden & Rygel

                                                                 31


Scott A. King               Executive                Executive Vice President,
                            Vice President           Payden & Rygel

David L. Wagner             Vice President           Portfolio Manager,
                                                     Payden & Rygel

Steven D. Persky            Vice President,          Vice President, Payden & Rygel
                            Assistant Secretary      (since 1991); previously Chief
                                                     Financial Officer, Endless
                                                     Pools, Inc. and Vice
                                                     President, Salomon Brothers

Carole Trist                Secretary                Manager, Mutual Fund
                                                     Operations, Payden & Rygel
                                                     (since 1991); previously Audit
                                                     Manager at Independent
                                                     Insurance Auditing Services






ADVISER

Payden & Rygel was founded in 1983 as an independent investment counseling organization specializing in the management of short term fixed income securities. The firm is owned by Joan Payden and several other employees. As of September 30, 1995, its staff consisted of 75 employees, 18 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had over 200 clients, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of approximately $18 billion, with about $2.3 billion invested globally.

The Adviser's focus is the management of fixed income securities in both the domestic and global markets. These include securities that have absolute or average maturities out to five years with a bias toward very high quality and liquidity. Portfolios are actively managed according to client approved guidelines and benchmarks. Payden & Rygel also utilizes futures and options strategies, primarily as defensive measures to control interest rate and currency volatility.

The Adviser provides investment management services to the Fund pursuant to an Investment Management Agreement with the Trust dated as of June 24, 1992 as amended on June 14, 1994 with respect to Class B shares of the Group. The Agreement provides that the Adviser will pay all expenses incurred in connection with managing the ordinary course of the Fund's business, except the following expenses, which are paid by each Fund: (i) the fees and expenses incurred by a Fund in connection with the management of the investment and reinvestment of the Fund's assets; (ii) the fees and expenses of Trustees who are not affiliated persons of the Adviser; (iii) the fees and expenses of the Trust's Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Trust;
(v) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Trust may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Trust as a broker or dealer and qualifying the shares of the Fund under state securities laws, including the preparation and printing of the Trust's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (xii) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Adviser has agreed that if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. Unless otherwise required by law such reimbursement would be accrued and paid on the same basis that the advisory fees are accrued and paid by the Fund. To the Trust's knowledge, the only state expense limitation in effect on the date of this Statement of Additional Information is that of California, which requires the Adviser to reimburse the Fund for advisory fees to the extent that certain expenses exceed 2-1/2% of average annual net assets up to $30,000,000, 2% of the next $70 million of average net assets, and 1-1/2% of average net assets in excess of $100,000,000.

The Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or from reckless disregard by the Adviser of its duties and obligations thereunder. Unless earlier terminated as described below, the Agreement will continue in effect with respect to the Fund until June 14, 1996 and thereafter for successive annual periods, subject to annual approval by the Board of Trustees (or by a majority of the outstanding voting shares of the Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Agreement by vote cast in person at a meeting called for such purpose. The Agreement terminates upon assignment and may be terminated with respect to the Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Treasury Plus, Incorporated, a wholly owned subsidiary of the Adviser serves as Administrator to the Fund. Under its Administration Agreement with the Group, the Administrator has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Board of Trustees regarding Fund operations, and overview the work of the fund accountant and transfer agent.

Investors Fiduciary Trust Company ("IFTC") provides fund accounting and transfer agency services to the Group. IFTC calculates daily expense accruals and net asset value per share of the Funds, issues and redeems Fund shares, maintains shareholder accounts and prepares annual investor tax statements.

The liability provisions of the Group's agreements with Treasury Plus and IFTC are similar to those of the Investment Management Agreement discussed above. In addition, the Group has agreed to indemnify IFTC against certain liabilities. The respective agreements may be terminated by either party on 90 days notice.

The Administrator has agreed that, if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to the Administrator pursuant to its agreement with the Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to the Administrator pursuant to its agreement and to the Adviser pursuant to its Investment Management Agreement with the Trust.

DISTRIBUTOR

Payden & Rygel Distributors, 333 South Grand Avenue, Los Angeles, California 90071, acts as Distributor to the Group pursuant to a Distribution Agreement with the Group dated as of June 24, 1992, as amended. The Distributor has agreed to use its best efforts to effect sales of shares of the Fund, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement described above. Pursuant to the Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

No compensation is payable by the Fund to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and Statements of Additional Information (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of the

Fund, and other expenses associated with performing services as distributor of the Fund's shares. The Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.


                            PURCHASES AND REDEMPTIONS

Certain managed account clients of the Adviser may purchase shares of the Fund. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Fund.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemption, the shares in the Fund account do not have a value of at least $100,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $100,000 before the redemption is processed. The Declaration of Trust also authorizes the Funds to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


The Fund redeems shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.



                                OTHER INFORMATION

CAPITALIZATION


The Fund is a series of Payden & Rygel Investment Group, an open-end management investment company organized as a Massachusetts business trust in January 1992 (initially called P&R Investment Trust). The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees has currently authorized ten series of shares: Global Fixed Income Fund, Global Opportunity Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund, Limited Maturity Fund, Short Bond Fund, Intermediate Bond Fund, Opportunity Fund, U.S. Treasury Fund, and Equity Return Fund. Each series other than the Fund offers Class B shares as well as Class A shares. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive their pro rata share of the assets of the Fund.



Expenses incurred by the Group in connection with its organization and the initial public offering of shares of the Fund are $30,926. These expenses are being reimbursed to the Adviser, subject to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee", and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the Group will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders of the Fund for acts or obligations of the Group, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and thus should be considered remote.

The Declaration of Trust provides further that no officer or Trustee of the Group will be personally liable for any obligations of the Group, nor will any officer or Trustee be personally liable to the Group or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the Group is entitled to be indemnified against all liabilities and expenses, including reasonable accountants' and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee or officer.

The Group has obtained from the Securities and Exchange Commission certain exemptions from the provisions of the 1940 Act necessary to establish two series of shares. As a condition to such exemptions, the Group has agreed that Class A and Class B shares will be identical in all respects except as follows: (a) the designation of each class of shares of the Fund; (b) the exclusive right of Class B shares to vote on matters related to the Shareholder Service Plan; (c) the impact of the disproportionate payments made under the Plan; (d) the incremental transfer agency costs attributable to the Class B Shares of the Fund; (e) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class; (f) Securities and Exchange Commission registration fees incurred by a class of shares; (g) the expense of administrative personnel and services required to support the shareholders of a specific class; (h) trustees' fees or expenses incurred as a result of issues relating to one class of shares; (i) accounting expenses relating solely to one class of shares; (j) state blue sky registration fees incurred by one class of shares; (k) litigation or other legal expenses relating solely to one class of shares; and (l) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that are approved by the Securities and Exchange Commission.

The Group and the Adviser have represented that they have adequate facilities in place to ensure implementation of the methodology and procedures for calculating the net asset value and dividends and distributions of the two classes of shares and the proper allocation of expenses between the two classes of shares, and this representation must be concurred with annually by an independent examiner. In addition, the Board of Trustees must monitor each series for the existence of any material conflicts between the interests of the two classes of shares, and must take such action as is reasonably necessary to eliminate any such conflicts that may develop. If a conflict arises, the Adviser and Distributor must remedy the conflict at their own cost.

VOTING

Shareholders of the Fund and any other series of the Group will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Group voting without regard to series or class.

CUSTODIAN

The First National Bank of Chicago serves as Custodian for the assets of the Fund. The Custodian's address is One First National Plaza, Chicago, Illinois 60670. Under its Custodian Agreement with the Group, the Custodian has agreed among other things to maintain a separate account in the name of the Fund; hold and disburse portfolio securities and other assets on behalf of the Fund; collect and make disbursements of money on behalf of the Fund; and receive all income and other payments and distributions on account of the Fund's portfolio securities.

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INDEPENDENT AUDITORS

Deloitte & Touche serves as the independent auditors for the Fund. Deloitte & Touche provides audit and tax return preparation services to the Group. The independent auditors' address is 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402-1788.

COUNSEL

Paul, Hastings, Janofsky & Walker pass upon certain legal matters in connection with the shares offered by the Group, and also act as Counsel to the Group. Counsel's address is 555 South Flower Street, 22nd Floor, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker also acts as counsel to the Adviser and the Distributor.

LICENSE AGREEMENT

The Adviser has entered into a non-exclusive License Agreement with the Group which permits the Group to use the name "Payden & Rygel". The Adviser has the right to require the Group to cease using the name at such time as the Adviser is no longer employed as investment manager to the Group.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Group's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

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                                   APPENDIX A

                             DESCRIPTION OF RATINGS


     The following paragraphs summarize the descriptions for the ratings referred to in the Prospectus and Statement of Additional Information.

MOODY'S INVESTORS SERVICE, INC.

The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

BONDS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements, may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may appear lacking or unreliable.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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COMMERCIAL PAPER

     Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(a) leading market positions in well established industries;(b) high rates of return on funds employed; (c) Conservative capitalization structures with moderate reliance on debt and annual asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.


STANDARD & POOR'S CORPORATION

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

BONDS

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is considered to have adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds.

     The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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COMMERCIAL PAPER

     A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.


FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

BONDS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated
"F-1 +".

     A:  Bonds considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

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COMMERCIAL PAPER

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.


IBCA, LIMITED

IBCA analyzes credit quality of short term debt (maturities of one year or less).

     A: An issuer of impeccable financial condition, with a consistent record of above average performance.

     B: An issuer with a sound risk profile and without significant problems. The issuer's performance has generally been in line with or better than that of its peers.

     C: An issuer which has an adequate risk profile but possesses one or more troublesome aspects, giving rise to the possibility of risk developing, or which has generally failed to perform in line with its peers.

In addition, ratings of "A/B" and "B/C" may be assigned.


THOMPSON BANK WATCH

Thompson Bank Watch ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

ISSUER RATINGS

Thompson Bank Watch assigns only one Issuer Rating to each company, based on consolidated financials. While the rating is blended to be equally applicable to all operating entities of the organization, there may, in certain cases, be more liquidity and/or credit risk associated with doing business with one segment of the company as opposed to another (i.e., holding company vs. subsidiary).

Bank Watch Issuer Ratings are not merely an assessment of the likelihood of receiving payment of principal and interest on a timely basis. It is also important to recognize that the ratings incorporate our opinion of the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

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

Bank Watch Issuer Ratings are assigned using an intermediate time horizon.


RATING DEFINITIONS

     A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

     A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

     B: A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

     B/C: Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

     C: Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.


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